Corporate Presentation January 2022  Exhibit 99.1

Forward-looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, the potential approval by the U.S. Food and Drug Administration (FDA) of a New Drug Application (NDA) for tebipenem HBr; the timing of launch of tebipenem HBr; future commercialization of tebipenem HBr; the potential number of patients who could be treated by tebipenem HBr and market demand for tebipenem HBr generally; the effectiveness of tebipenem HBr and its potential impact on healthcare resource utilizations; expected broad access across payer channels for tebipenem HBr; the expected pricing of tebipenem HBr and the anticipated shift in treating patients from intravenous to oral administration; the initiation, timing, progress and results of the Company’s preclinical studies and clinical trials and its research and development programs, including management’s assessment of such results; the direct and indirect impact of the pandemic caused by an outbreak of a strain of coronavirus (COVID-19) on the Company’s business and operations; the timing of the availability of data from the Company’s clinical trials; the timing of the Company’s filings with regulatory agencies; product candidate benefits; competitive position; business strategies; objectives of management; potential growth opportunities; potential market size; reimbursement matters; possible or assumed future results of operations; projected costs; and the Company’s cash forecast and the availability of additional non-dilutive funding from governmental agencies beyond any initially funded awards.  In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intent,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions.  All statements other than statements of historical facts contained in this presentation are forward-looking statements.  The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements.  Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: any delays in review of the NDA submission by the FDA for any reason or that the Physician Drug User Fee Act (PDUFA) date for the NDA review may be revised; the Company’s need for additional funding; the lengthy, expensive, and uncertain process of clinical drug development; the Company’s reliance on third parties to manufacture, develop, and commercialize its product candidates, if approved; the ability to develop and commercialize the Company’s product candidates, if approved; the Company’s ability to re-initiate the Phase 2a clinical trial of SPR720 for nontuberculous mycobacterial (NTM) pulmonary disease; the potential impact of the COVID-19 pandemic; the Company’s ability to retain key personnel and to manage its growth; whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials and whether preliminary data from the Company’s clinical trials will be predictive of final results from such trials; whether the Company’s product candidates will advance through the preclinical development and clinical trial process on a timely basis, or at all, taking into account such factors as the effects of possible regulatory delays, slower than anticipated patient enrollment, manufacturing challenges, clinical trial design, clinical data requirements and clinical outcomes; whether the results of such clinical trials will warrant submission for approval from the FDA or equivalent foreign regulatory agencies; decisions made by the FDA and equivalent foreign regulatory agencies with respect to the development and commercialization of the Company’s product candidates; the commercial potential of the Company’s product candidates; the Company’s ability to obtain adequate third-party reimbursement for its product candidates; whether the Company will satisfy all of the pre-conditions to receipt of the development milestone payments under its agreements with Everest Medicines and certain entities managed by HealthCare Royalty Management, LLC (HCR); whether BARDA elects to exercise its second option under the Company’s agreement with BARDA; the Company’s ability to implement its strategic plans; the Company’s ability to obtain, maintain and enforce intellectual property and other proprietary rights for its product candidates; the risks and uncertainties related to market conditions; whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; and other factors discussed in the “Risk Factors” section of the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (SEC), and risks described in other filings the Company may make with the SEC in the future.  The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Tebipenem HBr (previously SPR994): oral carbapenem ADAPT-PO Phase 3 met its primary endpoint in landmark trial – Oral tebipenem HBr demonstrated noninferiority to IV ertapenem in cUTI and AP; safety results similar to intravenous ertapenem NDA accepted by FDA, with Priority Review. PDUFA DATE: June 27, 2022 Pipeline of assets supported by positive Phase 1 data SPR720: First potential oral therapy for NTM infections; granted orphan designation SPR206: Novel therapy for MDR Gram-negative infections; Phase 1 BAL and renal impairment trials initiated 2Q 2021 Multi-billion dollar opportunity for cUTI and NTM Large unmet needs in infectious disease No approved branded or generic oral competition within carbapenem class Marketed primarily outside the hospital Spero: Robust Infectious Disease and Rare Disease Portfolio led by Oral Tebipenem HBr cUTI = complicated urinary tract infections; ancillary supportive studies also required for tebipenem HBr in addition to single Phase 3 trial; NTM = non-tuberculous mycobacterial ; PK = Pharmacokinetic; MDR = multidrug resistant infections; Tebipenem HBr = tebipenem pivoxil hydrobromide (formerly SPR994)

Multiple Catalysts Across the Pipeline Program Target Indication Preclinical Phase 1 Phase 2 Phase 3 Upcoming Milestone Partnerships/Alliances   Oral Carbapenem for Gram Negative Multidrug Resistant (MDR) Infections Tebipenem HBr Complicated  UTI (cUTI) NDA accepted for the treatment of cUTI with Priority Review PDUFA Date: June 27, 2022   Oral DNA Replication Inhibitor for Non-tuberculous Mycobacterial (NTM) Disease SPR720 NTM FDA clinical hold lifted, Announced Jan 4, 2022 Planning for Phase 2a Trial restart in 2H 2022   Direct Acting IV Potentiator for Gram Negative MDR Infections SPR206 MDR  Infections Phase 1 BAL and renal impairment trials initiated 2Q 2021; data readouts expected in early 2022 Positive Tebipenem HBr ADAPT-PO Phase 3 Topline Data Support Accepted NDA Filing As of January 4, 2022

Spero Pipeline Assets Share Common Attributes With Other Successful ID Drugs Non-DRG reimbursement High unmet need with strong economic benefit $1 B+ Sales* *Estimated Peak Year Worldwide Sales *Trademarks are properties of their respective owners

Oral Carbapenem Tebipenem HBr

Tebipenem HBr: Positive ADAPT-PO Phase 3 Trial Results Robust Results Support NDA Submission and Potential Treatment Shift from IV to Oral in cUTI   Positive results in landmark study unprecedented for the field  Overall combined response rate:  Oral tebipenem HBr response rate of 58.8% versus 61.6% for IV ertapenem (-3.3%; -9.7, 3.2; -12.5% NI margin)* Tebipenem HBr safety results similar to ertapenem Landmark ADAPT-PO Trial Met Primary Endpoint Positive ADAPT-PO Trial Results Support an Accepted NDA Submission Tebipenem HBr, if approved as the first oral carbapenem, could allow appropriate patients the opportunity to receive treatment in the community setting Provides an important value proposition that could benefit patients, hospitals and payers If approved, tebipenem HBr would be the only oral carbapenem approved for treatment of complicated urinary tract infections (cUTI) and acute pyelonephritis (AP) Potential to Transform How cUTI Patients are Treated NI, non-inferiority; NDA, new drug application * The trial at 95% confidence interval (CI) achieved success (a -9.7 NI margin) within the original -10% NI margin One well-controlled pivotal trial to form the basis for an NDA submission as per FDA interactions New drug application (NDA) accepted by the FDA, with Priority Review, PDUFA Date: June 27, 2022

# Pivotal Phase 3 Trial Design: Evaluation of *Oral* Tebipenem HBr compared to *IV* Ertapenem

***Innovative Trial Design Compares an Oral-Only Regimen Directly Against an IV Regimen for cUTI and Acute Pyelonephritis (AP)***

Screening

| Randomization | Head-to-Head Comparison: Oral vs. IV† | Primary Endpoint |
|---|---|---|
| *Adult patients ≥18 years* | *Duration of therapy 7-10 days* | |
| **All Oral Tebipenem HBr** 685 patients | **Oral Only Tebipenem HBr** (600mg q8h) | Overall Response‡ rate at TOC in micro-ITT population (17-21 days after first dose of study drug) |
| **vs** | | |
| **All IV Ertapenem** 687 patients | **IV Only Ertapenem** (1g q24h) | |

*†Showing active treatment arms only; study is placebo-controlled double-blind, double-dummy*
*‡ Combined Clinical Cure and Microbiological Eradication*
*Additional evaluation at LFU (23-27 days after first dose of study drug)*
*Non-inferiority margin of -12.5%*
Masked individual and composite PK data reviewed by an independent review committee after enrolling the first 70 patients to confirm dose

SPERO THERAPEUTICS
cUTI, complicated urinary tract infection; ITT, intent-to-treat; IV, intravenous; LFU, long-term follow-up; q24h, every 24 hours; TID, three times daily; TOC, test-of-cure
8

ADAPT-PO Met Its Primary Efficacy Endpoint ADAPT-PO primary endpoint: Clinical cure + microbiological eradication at test-of-cure in micro-ITT population   Tebipenem HBr Demonstrated Statistical Non-inferiority Compared to Ertapenem Demonstrated non-inferiority at margin of -12.5%* Results were similar between treatment arms across all subgroups of patients * The trial at 95% confidence interval (CI) achieved success (a -9.7 NI margin) within the original -10% NI margin TBP-PI-HBr, tebipenem HBr; ERT, ertapenem 14

ADAPT-PO Key Secondary Endpoints Evaluating Patient Outcomes Clinical cure rates at test-of cure (TOC) for micro-ITT groups comparable between the oral tebipenem HBr and IV ertapenem treatment arms Comparable Clinical Cure Rates at TOC Median duration of therapy was similar for both treatment groups Micro ITT = Microbiological Intent-to-treat Durable clinical response observed with high clinical cure rates at TOC sustained through late follow-up visit Clinical cure rate is a key determinant in routine clinical management of cUTI patients

ADAPT-PO Safety and Tolerability Results Safety and tolerability profiles similar across the oral tebipenem HBr and IV ertapenem arms  TEAE rates generally consistent with that of the carbapenem/beta-lactam class Diarrhea and headache were the most commonly reported TEAEs in both treatment groups No C. difficile infections in tebipenem HBr arm No deaths reported  SAE, serious adverse event; TEAE, treatment emergent adverse events; C.difficile, Clostridiodes difficile; ALT, alanine aminotransferase; AST, aspartate aminotransferase Oral Tebipenem HBr IV Ertapenem Patients with at least one TEAE 25.7% 25.6% Diarrhea 5.7% 4.4% Headache 3.8% 3.8% ALT increase 1.0% 1.0% AST increase 1.0% 0.7% Serious TEAEs 1.3% 1.7% Drug-related SAEs 0.0% 0.3%

ADAPT-PO: Landmark Trial with Potential to Change Clinical Practice Head-to-head results support regulatory submission of tebipenem HBr for the treatment of cUTI/AP Landmark trial demonstrating value of all oral regimen First all oral regimen for cUTI in 26 years, if approved Non-inferior efficacy to IV ertapenem Met primary endpoint of combined clinical cure and microbiological response at TOC Safety results similar to IV ertapenem No drug related SAEs for tebipenem HBr; comparable GI TEAE rates ✓ ✓ ✓

No branded or generic oral substitutes in the carbapenem class Existing, large, and growing unmet need Primary reimbursement outside of the hospital Current practice and financial incentives support usage Prescriber base beyond infectious disease specialists Tebipenem HBr has the Potential to be a Highly Differentiated Therapy if Approved

Lack of Oral Options for cUTI is Widespread, Costly, and Addressable 2000-2004 Hospital Community $10,741 $7,083 76% Increase in hospitalizations +2 Days Longer Stays in Hospital Resistance + No Viable Oral cUTI Option = 2.3M Potentially Avoidable Hospitalizations Major Unnecessary Cost   Growing Fluoroquinolone Resistance 2000-2004 If approved, tebipenem HBr could help shift care back to outpatient setting: Helping patients to Go Home or Stay Home QuintilesIMS NDTI and MIDAS Database; Quintiles/IMS Market Assessment 2017, Simmering, Jacob E. et al. “The Increase in Hospitalizations for Urinary Tract Infections and the Associated Costs in the United States, 1998–2011.” Open Forum Infectious Diseases 4.1 (2017): ofw281. PMC. Web. 15 Mar. 2018.; (Simmering et al. 2011). STEWARD 2019 Hospital resistance Data on file; BD 2019 community resistance data on file. Avoidable hospitalization estimates derived primarily from QuintilesIMS market assessment (August 2017); *Resistance estimates directly from market assessment. cUTI= Complicated urinary tract infection 2019 2019

Tebipenem HBr Developed to Address a Large and Existing UTI Population Stay Home: Hospital Avoidance Katrina, college student at the University of Kansas, experienced “a U.T.I. that did not respond to three different rounds of antibiotics.” “It got so bad that I was out of school for months and had to get a medical withdrawal,” she said. Go Home: Get Home Sooner From Hospital “Timothy, a medical student, was hospitalized with E. coli that was highly resistant to a wide variety of antibiotics.  His discharge was delayed because the resistant nature of the bacteria would require insurance approval of home IV antibiotics.” Sources: NYT Aug 20, 2019; IDSA Faces of Antimicrobial Resistance OPAT: Outpatient parenteral antimicrobial therapy Treatment currently includes: Evaluation for systemic involvement requiring hospitalization Referral to urologist to evaluate structure abnormalities Cycling through available oral antibiotics to avoid hospital admittance Treatment currently includes: Full course of IV antibiotics within the hospital OR Transition from hospital to outpatient IV antibiotic therapy and monitor for complications

Source: IQVIA NDS Database, Accessed 11/06/2018; AMR data on use by indication; 2017 UTI data projected Source: IQVIA NDS Database, accessed 11/06/2018 Ertapenem is the most used carbapenem to treat UTI Outpatient calculated as volume in “Clinics” and “Home Health and Long Term Care” channels *Analysis excludes Meropenem – price, dosing regimen and stability data do not make it a widely used outpatient option 12% 115% *9M DOT x $350/day = $3 billion Carbapenem use in UTI and in outpatient setting has increased significantly Carbapenem Market Estimated at $3B in United States Alone*

# Large Market Opportunity for Patients Able to Be Treated at Home

Targeted patients often cycle through multiple therapies



7.9 M UTI Patients in the US
5.2 M
1st line Oral
1.6 M
2nd line Oral
(Resistant/Failed)
1.1 M
IV
Therapy/3rd+
line Oral
(Resistant/Failed)
2.7 M Spero Market
780 K
IV
Carbapenem
Pip/tazo
1.9 M
≥2nd line
Oral
(Resistant/
Failed)

**Lack of effective oral treatment options has resulted in increased…**

- Outpatient visits
- Emergency department visits
- Unwarranted outpatient IV use
- Unnecessary hospitalizations
- Hospital days
- Home Health and LTC stays post-hospitalization

**Spero Focus**
2.7M UTI prescriptions 2nd line + Oral or IV therapy

SPERO THERAPEUTICS

Source: IQVIA 2019; Komodo 2020 data; Becton Dickinson Market Research, 2020
Pip/tazo = Piperacillin and tazobactam

17

# Targeted Launch Based on Concentrated Prescribers and Focus on Urology

Initial sales team focused on high volume retail practices and hospitals



7.9 M UTI Patients in the US
5.2 M
1st line Oral
1.6 M
2nd line Oral
(Resistant/Failed)
1.1 M
IV
Therapy/3rd+
line Oral
(Resistant/Failed)
2.7 M Spero Market
780 K
IV
Carbapenem
Pip/tazo
1.9 M
≥2nd line
Oral
(Resistant/
Failed)

**Spero will implement staged ~125 FTE field force by further segmenting for:**

- Resistance (zip code level data)
- Favorable payer mix
- Adoption readiness, e.g. use of carbapenems

**Spero Focus**
50% patients in high-decile accounts
*Highly concentrated opportunity in both retail and hospital*

**Urologists:**

Largest treaters for 2nd line UTI patients across retail and hospital outlets[2]

SPERO THERAPEUTICS

Source:: IQVIA 2019; 1.35 = 50% of volume (deciles 6-10) from IQVIA 2019; Komodo 2020 data; Becton Dickinson Market Research, 2020
Pip/tazo = Piperacillin and tazobactam

18

Unmet Need Identified by Healthcare Providers; Expect Broad Access Across Payer Channels HCPs identify carbapenems as a preferred drug class for our target patients HCPs and payers see potential value of tebipenem HBr Interactions with 100+ Health Care Professionals and 150M Payer Lives There is high agreement that relapsed, failed cUTI patients could be treated at home If approved, payers expect to broadly cover tebipenem HBr due to unmet need for new oral therapy “We need more drugs for UTI beyond Macrobid for lower UTI, Keflex and Cipro. There is a lot of resistance to FQ, so if we want an oral, we need something new.” - Urologist “Switching to PO would be far preferable to a PICC and Home Health or having them return to an infusion center...” - KOL “We don’t have any oral carbapenems now to send them home. This would shorten length of stay markedly and it covers ESBLs for hospital and community!” – Hospitalist “The value proposition here is that you can avoid using the IV which I think certainly has some clinical benefit and may be even some economic benefit as well.”- National Payer Source:: IQVIA 2019; Precision Payer Landscape Research 2020; Key Opinion Leader Interviews, 2020

Anticipated Favorable Payer Coverage Largest Unmet Need in Infection Today 2.7 Million resistant or failed cUTIs Robust IP Coverage through 2038; Granted QIDP designation Targeted Commercial Footprint Commercial Support: Tebipenem HBr for the treatment of cUTI Lack of Competition No branded or generic oral substitutes approved Tebipenem HBr Well Positioned to Recognize Significant Market Opportunity Upon Approval

# Zyvox $1.4 B Peak Year "Go-Home/Stay Home" Analogue for Tebipenem HBr Launch

**Zyvox Launch Curve-Time to Peak**
**5 Years to Peak**



100%
80%
60%
40%
20%
0%
Q1
Q5
Q9
Q1 3
Q1 7
Q2 1
Q2 5
Q2 9
Quarters Since Launch
Retail reaches peak share by Q20
Linezolid: Retail
Linezolid: Non-retail

| | Zyvox MRSA Gram-positive Market | Tebipenem HBr FQ-R Gram-negative Market |
|---|---|---|
| Mkt size (pts) | 1.8 M | 2.2 M |
| Resistance to oral options at launch | 29% | 36% |
| Resistance to oral options at peak | 64% | 66%* |
| Reimbursement landscape | Restricted | Restricted |
| Pricing model | Premium | Premium |

*Estimated for tebipenem HBr column based on 5.5% growth rate
Market Size for Zyvox is based on 14 M community cSSSI visits @ 5% resistance & 3.3 M hospital visits @ 29%. MS extended units and sales for linezolid; Resistance trends, Moran, *New England Journal Med* 355:7;2006; Monique R. Bidell et al. *Antimicrob. Agents Chemother*. 2016;60:3170-3173; OFID
• Simmering et al; 2017 Winter.

SPERO THERAPEUTICS
21

NDA package accepted by the FDA with Priority Review. Preparing for June 27, 2022 PDUFA date Exploring lifecycle management opportunities – Microbiological surveillance and clinical studies Manufacturing readiness – Process validation and launch planning Launch readiness – Market development work, pricing research, distribution strategy, key hires Next Steps for Tebipenem HBr Pre-NDA meeting complete in 1Q21; NDA filing announced Oct 28, 2021 NDA filing accepted with Priority Review, announced Jan 3, 2022 PDUFA Date: June 27, 2022

Rare Disease Pipeline SPR720

Non-tuberculous mycobacterial disease (NTM) is a chronic infection with debilitating pulmonary symptoms. Patients need therapy early in their disease journey. No approved options exist SPR720 has orphan drug designation and, if approved, could be the first and only novel oral treatment for NTM NTM: Absence of Effective and Well-tolerated Drugs Leaves Patients Without Options Source: The voice of the Patient; Non-Tuberculous Mycobacterial (NTM) Lung Infection Public Meeting: October 15, 2015 Report Date: April 2016  Colonization Infection Treatment no well tolerated, effective treatments Refractory limited opportunity for clinical benefit Symptoms (Progressive Lung Injury)

SPR720: First Novel Oral Candidate Designed to Treat NTM Infections Broad spectrum, oral candidate: applicable to both non-refractory and refractory patients Approximately 95,000 patients in US. Total of 245,000 in US, Europe* and Japan1 More than 75% of NTM patients are non-refractory1; lack any approved options to treat NTM 720 has potency against range of NTM pathogens, including MAC and M. Abcessus2 Once daily dose supported by clinical and non-clinical studies Selected 500 - 1000mg once daily dose range for Phase 2 supported by concordant in vivo and in vitro PK/PD models BAL study in non-human primates supports lung exposure; macrophage data shows intracellular and extracellular activity Supportive safety/tolerability data Data at 500 - 1000mg once daily in Phase 1 SAD/MAD studies supportive of advancement to Phase 2 clinical studies Next Steps for the Development Plan FDA lifts Clinical Trial Hold on SPR720, announced January 4, 2022 Plan to engage with the FDA to discuss a Phase 2a trial restart; expected to begin during the 2H of 2022 1. CHEST Foundation, About Nontuberculous Mycobacteria (NTM) lung infections; Kevin L. Winthrop et al., Incidence and Prevalence of Nontuberculous Mycobacterial Lung Disease in a Large United States Managed Care Health Plan, 2008-2015 (Feb. 2020); Wall Street research reports; *Europe refers to Germany, United Kingdom, Italy, Netherlands and France. 2. Citation Brown-Elliott BA, Rubio A, Wallace RJ, Jr. 2018. In vitro susceptibility testing of a novel benzimidazole, SPR719, against nontuberculous mycobacteria. Antimicrobial Agents Chemotherapy 62:e01503-18

SPR719* Possesses Potent In vitro Activity Against a Range of NTM Species Abbreviation: AMK: Amikacin Source: Brown-Elliott, B.A., et. al. Antimicrob Agents Chemother. 2018; 62 (11): e01503-18. *SPR719 is the active parent of SPR720 and is used for in vitro testing NTM Species N SPR719 MIC50 SPR719 MIC90 AMK MIC90 M. abscessus subsp. abscessus 30 2 4 16 M. abscessus subsp. massiliense 10 2 2 16 M. chelonae 10 4 4 32 M. immunogenum 10 4 8 16 M. fortuitum group 10 0.25 1 ≤1 M. avium complex 41 0.5 2 32 M. simiae 10 1 2 16 NTM Species N MIC50 MIC90 MBC M. abscessus subsp. abscessus 29 2 8 >32 (static) M. avium complex 12 1 2 >32 (static for M. avium) M. kansasii 10 <0.03 0.06 <0.03 Barbara Brown-Elliott at UT-Tyler, Texas, USA 2018; MIC values in μg/mL Jakko van Ingen at Radboud University, Nijmegen, Netherlands 2018; MIC/MBC values in μg/mL SPR719* also has potent activity against M. tuberculosis and a range of Gram positive and anaerobic bacteria

SPR720 Combinations SOC Test Article MIC (mg/mL) SPR719 1 Amikacin 2 Clarithromycin >8 Poster presentation: “Activity of a Novel Gyrase Inhibitor In Vitro and in Mouse Models of Pulmonary Infection Caused by Mycobacterium abscessus” A. Rubio, D. Verma, D. Ordway; NITM IR Annual Conference, May 2018 M. abscessus 1513 SCID mice treated daily starting on day 28 for a total of 28 days (chronic model) CLR: Clarithromycin AMK: Amikacin CFZ: Clofazimine Controls SPR720: Effective as Monotherapy & Combination Therapy in M. abscessus Murine Model of Infection

# SPR720 Pulmonary Activity *versus M. avium* ATCC 700898 in a Murine Chronic Infection Model

SPR720 as monotherapy and in combination with SOC agents



8
6
4
2
Log10 CFU in the Lung
SPR720
Monotherapy
CLR +/- EMB
+/-SPR720
+++
++
+
+
+
+
-
-
-
Untreated
D60
10
QD
30
QD
100
BID
100
QD
SPR720 (mg/kg/day)
CLR
CLR
720_30
CLR
EMB
CLR
EMB
720_30

- CLR and SPR720 monotherapy at 30 – 100 mg/kg/day reduced bacterial burden versus the untreated control
- SPR720 at 30 mg/kg/day improved the activity of CLR and was similar to CLR + EMB
- SPR720 at 30 mg/kg/day + CLR + EMB produced the greatest reduction in pulmonary burden

From the lab of Diane Ordway (CSU) Clarithromycin (CLR): QD x 28d at 250 mg/kg; Ethambutol (EMB): QD x 28d at 100 mg/kg

SPERO THERAPEUTICS
28

Direct Acting IV Potentiator: SPR206

Carbapenem-Resistant Acinetobacter >90% observed resistance rate in ATTACK trial 40-50% mortality rate on SoC >$100K potential cost per patient Carbapenem-Resistant Enterobacteriaceae 48 out of 50 states have documented CRE infections 2-4x increased mortality vs. carbapenem sensitive >$80K potential cost per patient Multi-Drug Resistant Pseudomonas aeruginosa 32,600 annual U.S. hospitalizations 2,700 annual U.S. deaths $767 million annual healthcare costs in the U.S. World Health Organization (WHO) Identifies These Bacteria as Critical Priority for Urgency of New Antibiotics     Sources: “WHO Publishes List of Bacteria for Which New Antibiotics are Urgently needed”, 27 February 2017, World Health Organization, News Release; Centers for Disease Control and Prevention, Antibiotic Resistance Threats in the United States, 2019; Open Forum Infect Dis. 2018;5(7):ofy150; Clin Infect Dis. 2021 Jan 29;72(Suppl 1):S17-S26; Antimicrob Resist Infect Control. 2018;7:55; Virulence. 2017;8(4):460-469; Open Forum Infect Dis. 2018 Jun 28;5(7):ofy150. Abbreviations: ATTACK, Acinetobacter Treatment Trial Against Colistin; SoC, standard of care

SPR206 Has Potential to Address Significant Unmet Need Infections caused by carbapenem-resistant pathogens (E. coli, Klebsiella, Pseudomonas, Acinetobacter, Enterobacteriaceae) are a significant unaddressed need 2-4X mortality rate for carbapenem-resistant Enterobacteriaceae versus carbapenem-susceptible infections  Mortality rate of 40-50% for carbapenem-resistant Acinetobacter baumannii Few effective therapies  Severely ill patients are typically treated in parallel with multiple agents: carbapenem, polymyxin, aminoglycoside These agents have liabilities: aminoglycosides and polymyxins cause nephrotoxicity SPR206 has the potential to fulfill the need for a well-tolerated therapy with the potential for single agent efficacy against carbapenem-resistant pathogens Sources:Open Forum Infect Dis. 2018;5(7):ofy150; Clin Infect Dis. 2021 Jan 29;72(Suppl 1):S17-S26; Antimicrob Resist Infect Control. 2018;7:55; Virulence. 2017;8(4):460-469; Open Forum Infect Dis. 2018 Jun 28;5(7):ofy150.

Successful Phase 1 doses likely to be within a therapeutic range for MDR Gram-negative bacterial infections Mean plasma drug exposures concordant with models predictive for clinical efficacy against target Gram-negative pathogens No evidence or nephrotoxicity at predicted therapeutic dose levels, providing clear differentiation over other polymyxin antibiotics Phase 1 SAD/MAD Preliminary Data (N = 96) Preclinical Data Support Increased Efficacy Beyond Traditional Antibiotics SPR206 Colistin Meropenem SPR206 Phase 1 Data and Preclinical Potency Against XDR Gram-Negative Pathogens Support Advancement P. aeruginosa E. coli Acinetobacter spp. Klebsiella spp.

# SPR206 Next Steps: Complete BAL and Renal Impairment Clinical Trials

Phase 1 trials initiated in 2Q21; results expected by early 2022

## Bronchoalveolar Lavage (BAL) Trial

### Trial Overview

**Target Enrollment:** 30

**Number of Cohorts:** 5

**Dosing:** 3 doses (100 mg, q8h) in one day

**Objective:** Evaluate intrapulmonary PK, including epithelial lining fluid and alveolar macrophage concentrations of SPR206 compared to plasma concentrations

**Data to inform dose requirements for clinical efficacy of SPR206 in future trials**

## Renal Impairment Trial

### Trial Overview

**Target Enrollment:** 40

**Number of cohorts:** 5, each with varying degrees of renal insufficiency

**Dosing:** Single 100 mg dose

**Objective:** Evaluate PK in healthy subjects and those with various degrees of renal insufficiency, including end stage renal disease

**Data to help determine if concentrations of SPR206 are impacted by differences in renal function**

SPERO THERAPEUTICS 33

Financial Overview HCR Revenue Interest Financing (9/30/2021): $50M upfront in October 2021 plus $50M upon FDA approval of tebipenem HBr, extends cash runway into 2H 2023 BARDA/DTRA non-dilutive funding award for tebipenem HBr up to $69.7M; NIAID award for SPR206 of up to $23M; additional awards and alliances provide funding for pipeline $ in 000’s Income Statement Three Months Ended Sept 30, 2021 Twelve Months Ended December 31, 2020 Total Revenue $3,064 $9,330 R&D Expense $14,436 $67,003 G&A Expense $11,152 $21,440 Loss from Operations $(22,524) $(79,113) Net Loss Attributable to Common Stockholders $(22,521) $(78,829) Balance Sheet As Sept 30, 2021 Cash, Cash Equivalents and Marketable Securities $123,417 (not including proceeds from $50 million initial payment from HCRP)

# Leadership Team



## Ankit Mahadevia, MD | Chief Executive Officer

- Prior Venture Partner at Atlas Venture; Arcion Therapeutics, Genentech, McKinsey
- Formed eight companies in the life sciences sector; three as Acting CEO
- Background in healthcare policy

McKinsey&Company
Genentech



## Cristina Larkin | Chief Operating Officer

- Prior Vice President, Infection, Forest Laboratories
- 25+ years of commercial expertise with multiple antibiotic launches including Teflaro, Dalvance, Avycaz, Levaquin
- Launched seven products across variety of therapeutic categories in retail and hospital

FOREST LABORATORIES, INC.



## David Melnick, MD | Chief Medical Officer

- Prior Vice President Clinical Development for anti-infectives; Allergan, AstraZeneca
- 18 years in anti-infective drug development including 16 Phase 3 trials
- Seven successful anti-infective drug approvals

Allergan
AstraZeneca



## Tom Parr, PhD | Chief Scientific Officer

- Prior CSO at Fedora Pharma and Targanta; Microcide, Head of Antibacterials, Eli Lilly
- Worked on a broad range of antibiotic classes and marketed antibiotics (oritavancin, vancomycin, ceftazidime, daptomycin, cephalexin, cefaclor, loracarbef, anidulafungin)

Lilly
fedora



## Timothy Keutzer | Chief Development Officer

- Prior VP Program and Portfolio Management, Cubist
- Extensive antibiotic development experience from pre-clinical to approval
- Over 20 years in the pharmaceutical industry

CUBIST



## Sath Shukla | Chief Financial Officer

- Prior CFO at Ziopharm Oncology; VP and Global Head of Corporate Finance at Vertex
- Over 20 years of financial leadership, executing within commercial and clinical companies

VERTEX



## Tamara Joseph | Chief Legal Officer

- Over 20 years of leadership and legal experience in the biotech sector
- Prior General Counsel at several biotechnology companies including Millendo Therapeutics, Enzyvant Therapeutics, InVivo Therapeutics, and Cubist

CUBIST



## James Brady | Chief Human Resource Officer

- Prior CHRO at uniQure Therapeutics; Vice President, Human Resources at Intarcia Therapeutics
- Over 30 years of senior human resources leadership within the life science space

uniQure
Intarcia

*Trademarks are properties of their respective owners

SPERO THERAPEUTICS
35

Experienced management team Key Investment Highlights Accelerated path to market Significant near-term catalysts Pipeline products with a solid value proposition Multiple drugs in clinical development Large and existing market opportunities